Selway Capital Acquisition Corporation
(a development stage company)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Selway Capital Acquisition Corporation

We have audited the accompanying balance sheet of Selway Capital Acquisition Corporation as of November 14, 2011 and the related statements of operations, stockholders' equity, and cash flows for the period from January 12, 2011 (date of inception) to November 14, 2011. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Selway Capital Acquisition Corporation as of November 14, 2011and the results of its  operations and its cash flows for the period from January 12, 2011 (date of inception) to November 14, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ McGladrey & Pullen, LLP

New York, NY
November 18, 2011

Selway Capital Acquisition Corporation
(a development stage company)
BALANCE SHEET
November 14, 2011

ASSETS
Current assets
Cash	$304,762
Prepaid Expenses	36,208
Restricted cash held in trust	20,600,000
Due from underwriters	3,554
Total Assets	$20,944,524

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$233,361
Deferred underwriting compensation (of which up to $300,000 may be paid to redeeming stockholders)	400,000
Deferred legal fees related to the offering	100,000

Total Liabilities	733,361

Common stock subject to possible redemption, 1,500,000 shares (at redemption value)	15,150,000

Stockholders' equity
Preferred stock, $.0001 par value; 1,000,000 shares authorized; no shares issued and outstanding	-
Common stock, $.0001 par value; 30,000,000 shares authorized; 2,575,000 shares (including 1,500,000 shares subject to possible redemption) issued and outstanding	258
Additional paid-in-capital	5,086,488
Deficit accumulated during development stage	(25,583)

Total stockholders' equity	5,061,163

Total liabilities and stockholders' equity	$20,944,524

See notes to financial statements.

Selway Capital Acquisition Corporation
(a development stage company)
STATEMENT OF OPERATIONS
For the period from January 12, 2011 (date of inception) to
November 14, 2011

Revenue	$-
General and administrative expenses	25,583

Loss from operations	(25,583)
Interest and dividend income	-

Net loss attributable to common stockholder not subject to possible redemption	$(25,583)

Weighted average number of common shares outstanding, basic and diluted	581,536

Basic and diluted net loss per share	$(0.04)

See notes to financial statements.

Selway Capital Acquisition Corporation
(a development stage company)
STATEMENT OF STOCKHOLDERS' EQUITY
For the period from January 12, 2011 (date of inception) to
November 14, 2011

	Common Stock		Additional	Deficit accumulated during	Total
	Shares	Amount $.0001 par	paid-in capital	development stage	stockholders' equity

Sale of shares of common stock issued to initial stockholder on February 23, 2011 at $0.043 per share	575,000	58	$24,942	$-	$25,000

Sale of 2,000,000 units, net of underwriters' discount and offering expenses (including 1,500,000 shares subject to possible redemption)	2,000,000	200	18,461,446	-	18,461,646

Net proceeds subject to possible redemption of 1,500,000 shares	-	-	(15,150,000)	-	(15,150,000)

Sale of private placement warrants	-	-	1,750,000	-	1,750,000

Sale of underwriters unit purchase option	-	-	100	-	100

Net loss	-	-	-	(25,583)	(25,583)

Balance at November 14, 2011	2,575,000	$258	$5,086,488	$(25,583)	$5,061,163

See notes to financial statements.

Selway Capital Acquisition Corporation
(a development stage company)
STATEMENT OF CASH FLOWS
For the period from January 12, 2011 (date of inception) to
November 14, 2011

Cash Flows from Operating Activities
Net Loss	$(25,583)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Increase in due from underwriters	(3,554)
Increase in prepaid expenses	(36,208)
Increase in accounts payable and accrued expenses	59,105

Net cash used in operating activities	(6,240)

Cash Flows from Investing Activities
Cash held in trust account	(20,600,000)

Cash Flows from Financing Activities
Proceeds from note payable, stockholder	160,500
Repayment of note payable, stockholder	(160,500)
Proceeds from note payable, related party	50,000
Repayment of note payable, related party	(50,000)
Proceeds from issuance of stock to initial stockholder	25,000
Proceeds from public offering	20,000,000
Proceeds from issuance of warrants	1,750,000
Proceeds from underwriters unit purchase option	100
Payment of offering costs	(864,098)

Net cash provided by financing activities	$20,911,002

Net increase in cash	304,762

Cash at beginning of the period	-

Cash at the end of the period	$304,762

Supplemental Disclosure of cash-flow information:
Cash paid for taxes	$-

Supplemental Disclosure of Non-cash Financing Activities:
Deferred underwriter's compensation	$400,000
Deferred legal fees related to the offering	$100,000
Accrual of offering costs	$174,256

See notes to financial statements.

Selway Capital Acquisition Corporation
(a development stage company)
NOTES TO FINANCIAL STATEMENTS

For the period from January 12, 2011 (date of inception) to November 14, 2011

NOTE A— DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Selway Capital Acquisition Corporation (a corporation in the development stage) (the ‘‘Company’’) was incorporated in Delaware on January 12, 2011. The Company was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business transaction, one or more operating businesses that the Company has not yet identified (‘‘Business Transaction’’). The Company has neither engaged in any operations nor generated any income to date. The Company is considered to be in the development stage as defined in FASB Accounting Standard Codification, or ASC 915, ‘‘Development Stage Entities,’’ and is subject to the risks associated with activities of development stage companies.

At November 14, 2011, the Company had not commenced any operations.  All activity through November 14, 2011 relates to the Company’s formation and initial public offering (“the Offering”) described below.  The Company has selected December 31 as its fiscal year end.

The registration statement for the Offering was declared effective November 7, 2011. The Company consummated the Offering on November 14, 2011 and received net proceeds of approximately $18,462,000.  Immediately prior to the consummation of the Offering, our sponsor, Selway Capital Holdings LLC (the “Sponsor”), purchased 2,333,333 warrants for a total purchase price of approximately $1,750,000, or $0.75 per warrant, from the Company.  The warrant purchase was funded with $1,589,500 of cash and with $160,500 of payment-in-kind of loans to the Company, which had been issued by the Sponsor to fund operations prior to the Offering.

NOTE B — OFFERING AND BUSINESS OPERATIONS

The Company sold 2,000,000 units at $10.00 per unit (‘‘Units’’) (the ‘‘Offering’’). Each Unit consists of one callable Series A Share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (‘‘Warrant’’). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $7.50 commencing on the later of the consolidation of each series of the Company's common stock into one class of common stock after consummation of a Business Transaction, post-acquisition tender offer or post-acquisition automatic trust liquidation, as the case may be, and November 7, 2012, and will expire on the earlier of November 7, 2016 or the date of the Company's distribution and liquidation of the Trust Account (as defined below), unless earlier redeemed. The Warrants will be redeemable by the Company, in whole but not in part, at a price of $0.01 per Warrant upon 30 days prior notice after the Warrants become exercisable, only in the event that the last sale price of our common stock is at least $17.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given. In no event will the Warrants be redeemable for cash at a price greater than $0.01 per Warrant.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of its Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Transaction. Furthermore, there is no assurance that the Company will be able to successfully complete a Business Transaction. A total of $20,600,000 of net proceeds from the Offering (including deferred underwriting compensation of $400,000 which will be paid only in the event that a Business Transaction or post-acquisition tender offer is consummated and only with respect to those Units as to which the component shares of common stock have not been redeemed for cash) and the private placement is held in a trust account (‘‘Trust Account’’) and invested in U.S. ‘‘government securities,’’ within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 (the ‘‘1940 Act’’), with a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the 1940 Act, until the earlier of (i) the  consummation of a Business Transaction or (ii) the distribution of the Trust Account as described below. The Company, after signing a definitive agreement for the acquisition of one or more target businesses is not required to submit the transaction for stockholder approval. If no stockholder approval is sought, the Company will proceed with a Business Transaction if it is approved by its board of directors and less than 75.0% of the public stockholders exercise their redemption rights (described below). Only in the event that the Company seeks stockholder approval in connection with its initial Business Transaction, the Company will proceed with a Business Transaction only if a majority of the outstanding shares of common stock voted at the stockholder meeting called for the purpose of approving the Business Transaction are voted in favor of the Business Transaction. In connection with such a vote, if a Business Transaction is approved and consummated, stockholders owning less than 75.0% of the shares sold in the Offering may elect to redeem their shares of common stock for a pro-rata portion of the Trust Account. Accordingly, a portion of the net proceeds of the Offering (75% of the amount placed in the Trust Account, excluding the cash held in trust from the underwriter) has been classified as temporary equity, in accordance with FASB ASC 480-10. In addition, such stockholders would also be entitled to a portion of the deferred underwriter's discount described below to the extent that the Company's stockholders exercise their redemption rights to the maximum extent permitted by the Company's Amended and Restated Certificate of Incorporation.

The Sponsor has agreed, in the event the Company seeks stockholder approval of its Business Transaction, to vote its initial shares in the same manner as a majority of the public stockholders who vote at the stockholder meeting called for such purpose. The Sponsor and the Company’s officers and directors have also agreed to vote shares of common stock acquired by them in the Offering or in the aftermarket in favor of a Business Transaction submitted to the Company’s stockholders for approval.

The Company’s Amended and Restated Certificate of Incorporation provides that the Company will only have 18 months from the consummation of the Offering (such period commencing on November 14, 2011), to consummate its initial Business Transaction. If the Company does not consummate a Business Transaction within such 18 month period, it shall (i) cease all operations except for the purposes of winding up; (ii) redeem 100% of its public shares of common stock for a pro rata portion of the trust account net of any taxes and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of its net assets to its public stockholders, as part of its plan of dissolution and liquidation. The Sponsor has waived its right to participate in any redemption with respect to the Sponsor's initial shares.

If the Sponsor or any of the Company’s officers, directors or affiliates acquires shares of common stock in or after the Offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s dissolution and liquidation in the event the Company does not consummate a Business Transaction within the required time period. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the IPO price per Unit in the Offering.

On November 14, 2011, the Sponsor purchased, in a private placement, 2,333,333 warrants prior to the Offering at a price of $0.75 per warrant (a total purchase price of approximately $1,750,000) from the Company. The Sponsor has agreed that such warrants will not be sold or transferred until the consummation of a Business Transaction, subject to certain limited exceptions. If the Company does not complete a Business Transaction, then the proceeds from the warrant placement will be part of the liquidating distribution to the public stockholders and the private placement warrants issued to the holders will expire worthless. The price paid for the warrants was deemed to be at least equal to the fair value of the related warrants. The Company has classified the private placement warrants within permanent equity as additional paid-in capital in accordance with FASB ASC 815-40.

The Company has agreed to pay to Selway Capital LLC, an affiliate of the Sponsor and certain officers and directors of the Company, a total of $5,000 per month for office space, administrative services and secretarial support for a period commencing on the effective date of the Offering and ending on the earlier of: (i) the distribution or liquidation of the Trust Account to the Company’s then public stockholders or (ii) 6 months following the effective date of the Offering. Selway Capital LLC has agreed to continue to provide office space, administrative services and secretarial support without further payment until the distribution or liquidation of the Trust Account.

The Sponsor is entitled to demand registration rights and certain "piggy-back" registration rights pursuant to a registration rights agreement dated November 7, 2011 with respect to its initial shares of common stock, the warrants and the common stock underlying the warrants, commencing three months prior to the date such common stock or warrants are released from escrow. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

The Company paid the underwriters a 2.5% underwriting discount in connection with the Offering. The Company also granted the underwriters a 45-day option to purchase up to 300,000 additional Units at the IPO price to cover over-allotments, if any, and these over-allotment shares, if any, shall have no underwriting discount, per the Company’s agreement with the underwriters.  However, proceeds from all the shares sold in the Offering, including the over-allotment shares, are subject to a 2.0% deferred underwriting discount if the Company consummates a Business Transaction, and if the investors holding the shares elect not to redeem their shares for cash. Such fee from the Offering has been recorded as an expense of the Offering and has been recorded on the accompanying balance sheet as deferred underwriting compensation.

In addition, the following contingent fee will become payable to the underwriters if the related contingencies are met: at the closing date of any sale, 5% of the gross proceeds from the sale of any newly issued shares of the Company’s common stock, which occurs prior to or in conjunction with the Business Transaction, to investors whom Aegis Capital Corp. (‘‘Aegis’’), the representative of the underwriters of the Offering, had introduced, directly or indirectly, to the Company during Aegis’s engagement period.

Additionally, the Company sold to Aegis, for $100, as additional compensation, an option to purchase up to a total of 100,000 units at $12.50 per unit. The underwriters’ purchase option is exercisable at any time, in whole or in part, commencing on the later of the consolidation of each series of the Company's common stock into one class of common stock after consummation of Business Transaction, post-acquisition tender offer or post-acquisition automatic trust liquidation, as the case may be, or November 7, 2012 and expiring on the earlier of November 7, 2016 or the day immediately prior to the day on which the Company and all of its predecessors and successors have been dissolved. The units issuable upon exercise of this option are identical to the Units in the Offering. The sale of the option has been accounted for as a cost attributable to the Offering. Accordingly, there was no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale. The Company has estimated, based upon a Black-Scholes model, that the fair value of the option on the date of sale would be approximately $449,000 using an expected life of five years, volatility of 59.5%, and a risk-free interest rate of 0.91%. However, because the units do not have a trading history, the volatility assumption is based on information currently available to the Company. The Company believes the volatility estimate calculated is a reasonable benchmark to use in estimating the expected volatility of the units. The volatility calculation is based on the most recent trading day average volatility of publicly traded companies in the technology, defense and security, telecommunications and small-cap sectors.  Although an expected life of five years was used in the calculation, if the Company does not consummate a Business Combination within the prescribed time period and automatically dissolves and subsequently liquidates the trust account, the option will become worthless.

NOTE C— SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development stage company

The Company complies with the reporting requirements of FASB ASC 915, ‘‘Development Stage Entities.’’ At  November 14, 2011, the Company had not commenced any operations nor generated revenue to date. All activity through relates to the Company’s formation and the Offering. Following such offering, the Company will not generate any operating revenues until after completion of a Business Transaction, at the earliest. The Company will generate non-operating income in the form of interest income on the designated Trust Account after the Offering.

Net loss per common share

The Company complies with accounting and disclosure requirements of FASB ASC 260, ‘‘Earnings Per Share.’’ Net loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding for the period. The effect of the 2,000,000 outstanding warrants issued in connection with the Offering, the 2,333,333 outstanding warrants issued in connection with the private placement and the 100,000 units (and underlying shares and warrants) issued in connection with the underwriters’ purchase option have not been considered in diluted loss per share calculations since the effect of such securities would be anti-dilutive. As a result, diluted loss per common share is the same as basic loss per common share for the period.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, ‘‘Fair Value Measurements and Disclosures’’ approximates the carrying amounts represented in the balance sheet.

Cash and cash equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Concentration of credit risk

At November 14, 2011, financial instruments that potentially expose the Company to credit risk consist of cash and cash held in Trust Account. The Company maintains its cash balances in various financial institutions. The Company maintains cash in accounts which, at times, exceeds insurance limits. The Company has not experienced any losses in connection with these accounts.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income tax

The Company complies with FASB ASC 740, ‘‘Income Taxes,’’ which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. The Company’s deferred tax asset at November 14, 2011, relating to expenses recorded for book purposes which are not yet deductible for tax purposes, is approximately $10,000. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The Company established a valuation allowance against the entire deferred tax asset at November 14, 2011.
Reconciliation of statutory tax rate to effective tax rate:

Statutory rate	34%
Effect of valuation allowance	(34%)
Effective tax rate	-

The Company complies with the provisions of Financial Accounting Standards Board Accounting Standard Codification or FASB ASC 740-10-25 which establishes recognition requirements for the accounting for income taxes. There were no unrecognized tax benefits as of November 14, 2011. The section prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at November 14, 2011. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

NOTE D — RELATED PARTY TRANSACTIONS

The Company issued notes to Selway Capital LLC amounting to $50,000 in January and February 2011. These amounts were repaid in February 2011. The Company issued a $70,000 unsecured promissory note to the Sponsor on February 23, 2011. The note is non-interest bearing which was payable upon consummation of the Offering. The company issued other unsecured promissory notes to the Sponsor for $25,000, $4,000, $10,500, $5,500, $25,000, $15,000 and $5,500 on May 18, 2011, June 8, 2011, June 14, 2011, November 14, 2011, July 25, 2011, September 26, 2011, and October 14, 2011, respectively. These notes, which totaled $160,500, were paid in full at the time of the private placement of warrants, which was consummated immediately prior to the Offering.

On February 23, 2011, the Company issued to the Sponsor (i) 575,000 shares of restricted common stock (up to 75,000 of which are subject to forfeiture if the underwriters’ over-allotment option is not exercised in full), for an aggregate amount of $25,000 in cash. The purchase price for each share of common stock was approximately $0.043 per share. The Sponsor has agreed that the shares of common stock purchased by it prior to consummation of the Offering will not be sold or transferred until 12 months following consummation of a Business Transaction, subject to certain limited exceptions.

The Company has agreed to pay to Selway Capital LLC, an affiliate of the Sponsor and certain officers and directors of the Company, a total of $5,000 per month for office space, administrative services and secretarial support for a period commencing on the effective date of the Offering and ending on the earlier of: (i) the distribution or liquidation of the Trust Account to the Company’s then public stockholders or (ii) 6 months following the effective date of the Offering. Selway Capital LLC has agreed to continue to provide office space, administrative services and secretarial support without further payment until the distribution or liquidation of the Trust Account.

Selway Capital LLC is an affiliate of certain of the Company’s officers and directors.

NOTE E — PREFERRED STOCK

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. As of November 14, 2011, the Company has not issued any shares of preferred stock.

NOTE F—COMMON STOCK AND WARRANTS

The Company effected a 1-for-1.090909 reverse stock split of all the outstanding shares of common stock on October 24, 2011 and a 1 for 1.375 reverse stock split of all the outstanding shares of common stock on November 3, 2011. Accordingly, all common share and per common share amounts for all periods presented in these financial statements and notes thereto have been adjusted retroactively, where applicable, to reflect these reverse stock splits.

The Company's Amended and Restated Certificate of Incorporation has designated three series out of the Company's common stock, namely Series A, Series B and Series C Shares. All outstanding shares prior to the Offering were designated Series C Shares as further described below. On November 14, 2011, investors purchased 2,000,000 Units in the Offering, with each Unit consisting of one callable Series A Share and one redeemable warrant to purchase one share of common stock.  The Unit may split into its component parts on February 6, 2012 or sooner, should the underwriters allow separate trading.

The Company’s callable Series A Shares have the same rights as the other series of common stock, except that holders of such callable Series A Shares shares are entitled to redeem all or a portion of such callable Series A Shares in connection with the Company’s initial Business Transaction and are entitled to share ratably in the trust account, including the deferred underwriting discounts and commissions and accrued but undistributed interest, net of (i) taxes payable, (ii) interest income earned on the trust account (initially a maximum of approximately $10.30 per share, or a minimum of approximately $10.26 per share if the over-allotment option is exercised in full) and (iii) a pro rata share of the trust account released to the Company for each callable Series A Share converted to a Series C Share upon completion of a Business Transaction, plus any remaining net assets, if the Company dissolves and liquidates the trust account prior to a Business Transaction.  The callable Series A Shares will be automatically consolidated with all other classes of the Company’s common stock upon consummation of the Company’s Business Transaction or post-acquisition tender offer or will be automatically converted into the right to receive a pro rata share of the trust account upon completion of the post-acquisition automatic trust liquidation, as the case may be.

The Company’s callable Series B Shares are identical to the callable Series A Shares, except that the callable Series B Shares have the right to participate in a post-acquisition tender or post-acquisition automatic trust liquidation.  If the Company elects to grant its public stockholders their redemption rights by means of a post-acquisition tender offer or post-acquisition automatic trust liquidation, then each outstanding callable Series A Share will automatically be converted into a callable Series B Share immediately following consummation of the Business Transaction. Public stockholders who hold callable Series B Shares will be entitled to participate in the post acquisition tender offer by tendering their callable Series B Shares in accordance with the instructions included in the Schedule TO and related tender offer documents to be filed with the SEC.  The callable Series B Shares will be automatically consolidated with all other classes of the Company’s common stock upon consummation of our post-acquisition tender offer or will be automatically converted into the right to receive a pro rata share of the trust account upon completion of the post-acquisition automatic trust liquidation, as the case may be. There are no Series B Shares outstanding as of date of these financial statements.

The Company’s Series C Shares are identical to the callable Series B Shares, except that the Series C Shares do not have the right to redeem all or a portion of such Series C Shares in connection with the Business Transaction or to participate in a post-acquisition tender offer or post-acquisition automatic trust liquidation. If the Company elects to grant the Company’s public stockholders their redemption rights by means of a post-acquisition tender offer or post-acquisition automatic trust liquidation, the Company must seek that certain significant stockholders (holders of 5% or more of the public shares who are also accredited investors) elect to convert all of their callable Series A Shares into Series C Shares immediately prior to consummation of the Business Transaction. Regardless of the requirements of the Company’s target business, in no event would the Company be able to seek conversions of less than the amount necessary to maintain the 75.0% threshold. The exchange ratio of callable Series A Shares for Series C Shares may be at a one-for-one basis, or at other exchange ratios to be negotiated with the individual stockholders, which means that such stockholders may receive a proportionally greater number of shares than other stockholders would receive in the post acquisition company. No consideration will be paid to stockholders who elect to convert other than the exchange of callable Series A Shares for Series C Shares.

The Series C Shares outstanding as of November 14, 2011 consist of 575,000 Series C Shares (the “Founder Shares”) (up to 75,000 of which shares will be redeemed by the Company for no consideration to the extent that the underwriters do not exercise their over-allotment option in full), and are subject to certain transfer restrictions. The holders of the Founder Shares have agreed not to exercise redemption rights with respect to such shares and have agreed not to tender their shares in an issuer tender offer in connection with the Company’s initial Business Transaction, and to vote the Founder Shares in the same manner as a majority of the public stockholders in connection with a stockholder vote to approve the initial Business Transaction and/or amend Article Fifth of the Company’s Amended and Restated Certificate of Incorporation (the article that contains all of the special provisions applicable to the Company prior to and in connection with the Company’s initial Business Transaction) prior to consummation of the Business Transaction. If the Company is unable to consummate a Business Transaction within the allotted time, the Sponsor, and the Company's officers and directors have agreed with respect to the Founder Shares to waive their rights to participate in any trust account liquidation distribution, but not with respect to any public shares they acquire in the Offering or in the aftermarket.

Warrants

Each Warrant included in the Units entitles the holder to purchase one share of common stock at a price of $7.50. The Warrants offered hereby will become exercisable on the later of November 7, 2012 and the consolidation of each series of the Company’s common stock into one class of common stock after consummation of the Business Transaction, post-acquisition tender offer or post-acquisition automatic trust liquidation, as the case may be.

Holders of the Warrants may elect to exercise them on a cashless basis by paying the exercise price by surrendering their Warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the ‘‘fair market value’’ (defined below) by (y) the fair market value. The ‘‘fair market value’’ means the average reported last sale price of our common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of on the third trading day prior to the date on which the notice of cashless exercise is delivered to the warrant agent. The Company would not receive additional proceeds to the extent the Warrants are exercised on a cashless basis. Although the Warrants and the common stock underlying them have been registered, the Warrants will only be exercisable by paying the exercise price in cash if an effective registration statement covering the common stock issuable upon exercise of the Warrants is effective and a prospectus relating to the common stock issuable upon exercise of the Warrants is available for use by the holders of the Warrants. The warrant holders are not entitled to a net-cash settlement in connection with the Warrants under any circumstances.

The Warrants will expire on November 7, 2016 or earlier upon redemption by the Company or the Company’s dissolution and the liquidation of the trust account in the event the Company does not consummate a Business Transaction within the time allowed. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants:

•	in whole but not in part;
•	at a price of $0.01 per Warrant;
•	upon a minimum of 30 days’ prior written notice of redemption; and
•
if, and only if, the last sale price of the Company’s common stock on the exchange on which the Company’s securities may be traded equals or exceeds $17.50 per share for any 20 trading days within a 30 trading day period ending three business days before the Company sends the notice of redemption.

Immediately prior to the Offering, Selway Capital Holdings LLC purchased 2,333,333 warrants at a price of $0.75 per warrant for an aggregate purchase price of approximately $1,750,000 in a private placement.  These warrants are identical to the Warrants, except: (1) for certain restrictions on transfer; (2) the placement warrants are non-redeemable; and (3) the placement warrants may be exercised during the applicable exercise period on a for cash or cashless basis, even if there is not an effective registration statement relating to the shares underlying the placement warrants, so long as such warrants are held by the Sponsor and the Company’s officers, directors, their designees or their affiliates.